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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               November 12, 1998
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                             OMEGA CABINETS, LTD.
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              (Exact name of registrant as specified in charter)



        Delaware                       333-37135                42-1423186
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)



1205 Peters Drive, Waterloo, Iowa                                   50703
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(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code:  (319) 235-5700
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ITEM 5. OTHER EVENTS.

     Omega Cabinets, Ltd., a Delaware corporation (the "Company") and a wholly owned subsidiary of Omega Holdings, Inc., a Delaware corporation ("Holdings"), announces the election of Robert Moran as President, Chief Executive Officer, and a director of each of Holdings and the Company. Robert Moran succeeds
Henry P. Key who resigned as President, Chief Executive Officer and a director of each of Holdings and the Company and from all offices and positions held with each subsidiary of Holdings, including the Company.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              OMEGA CABINETS, LTD.



                              By:   /s/ Donald E. Cihak
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                                 Name:  Donald E. Cihak
                                 Title: Treasurer

Date:  November 12, 1998

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